UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6620	11-1893410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Jericho Quadrangle Jericho, New York	11753
(Address of Principal Executive Offices)	(Zip Code)

(516) 938-5544
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2007, Griffon Corporation (the “Registrant”) issued a press release announcing the Registrant’s financial results for the fourth fiscal quarter and year ended September 30, 2007. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

99.1.  Press Release, dated November 5, 2007.

The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:	/s/ Eric P. Edelstein
Name: Eric P. Edelstein
Title: Executive Vice President and Chief Financial Officer

Date: November 5, 2007

Exhibit Index

99.1.	Press Release, dated November 5, 2007